UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
(Pursuant to Section 14(a) of the Securities Exchange Act of 1934)
FILED BY THE REGISTRANT   ☒
FILED BY A PARTY OTHER THAN THE REGISTRANT   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
EXCELSIOR FUNDS, INC.
EXCELSIOR TAX-EXEMPT FUNDS, INC.
EXCELSIOR FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

(2)	AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

(3)	PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

(4)	PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

(5)	TOTAL FEE PAID:

☐	Fee previously paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	AMOUNT PREVIOUSLY PAID:

(2)	FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

(3)	FILING PARTY:

(4)	DATE FILED:

D.F. King & Co., Inc.
Telephone Script for OUTBOUND Calls
Excelsior Funds 2007 Proxy
1.   INTRODUCTION
Hello, my name is           , calling from D.F. King & Co., Inc. on behalf of Excelsior Funds, may I speak with Mr./Ms.           .
(Once Shareholder is on the line)
Please note that we are on a recorded line for quality assurance purposes.
Mr./Ms.           . Excelsior Funds has retained D.F. King to help solicit and record shareholder votes with regard to the shareholder meeting scheduled to occur on March 30th.
2.   CONFIRM RECEIPT OF PROXY MATERIALS.
Ask them: Whether they received the proxy materials sent out in January 2007, or whether they need a new copy of the materials?
IF PROXY MATERIALS WERE NOT RECEIVED OR A NEW COPY IS REQUESTED:
Tell them: I can resend the proxy materials to you. You should receive them within 3 to 5 business days.
IF SHAREHOLDER DESIRES RE-MAILING:
Verify address and make any changes.
Tell them: the new package will be mailed out in the next 24 hours and you should receive it within 3-5 business days.
3.   IF PROXY MATERIALS WERE RECEIVED, EXPLAIN THE VOTING PROCESS:
Tell them: For your convenience, you can cast your vote by mail, internet, or touch—tone telephone by following the instructions on your proxy card, or I can record your vote over the telephone. Would you like me to record your vote over the telephone right now?
IF YES - Do you have any questions before we proceed?
If shareholder asks how to vote via the internet, the website is www.proxyweb.com — he/she will need the control number from his/her proxy card.
If shareholder asks how to vote via touchtone telephone, the telephone number is 1—888—221—0697 - he/she will need the control number from his/her proxy card.

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board members have recommended that he/she vote FOR the proposal to approve the new investment advisory agreements. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections or by referring to the Q&A that accompanied the proxy statement.
a.   If Shareholder indicates they want to place their vote with the DF King representative:
Tell them: Here is how we will proceed. For your protection, the call will be recorded. I will ask you for the following pieces of information for verification purposes:
If shareholder is a natural person: your name, your address, and ONLY the last 4 digits of your social security number.
If shareholder is an entity: your name and title, the entity’s address, the entity’s Tax Identification Number and whether you are authorized to vote the shares.
I will then take your vote. After voting, you will be mailed a letter confirming your votes, which will tell you how to make any changes, if you wish. Do you feel comfortable placing your vote with me over the phone?
IF NO — Do you have any questions that I may answer about this proxy for you?
Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections or by referring to the Q&A that accompanied the proxy statement.
Tell them: At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. You can also submit your vote by going on—line to www.proxyweb.com or by calling 1—888—221—0697. The only thing you will need is the control number on your proxy card. No matter how many shares you own, your vote is important. Are you sure that you do not want to take advantage of voting your shares right now over the telephone?
b.   If shareholder does not wish to vote over the phone:
Politely end the call and encourage the shareholder to use one of the other methods he/she can use to cast his/her vote
IF YES — Are you ready?
4.   BEGIN THE VOTE:
First, I’ll reintroduce myself. My name is           , from D.F. King & Co., Inc. and I am acting on behalf of the (EXCELSIOR Fund Name). Today’s date is            and the time is           .
If shareholder is a natural person, may I please have your full name? May I please have your full address? May I have only the last 4 digits of your social security number?

If shareholder is an entity, may I please have your full name and title? May I please have the entity’s address? Can you confirm that you are authorized to direct the voting of these (EXCELSIOR Fund Name) shares? May I have your entity’s Tax Identification Number?
Note: Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote the shares. However, if the shareholder continues to resist, you have no choice but to politely end the call and remind him/her of the other methods he/she can use to cast his/her vote.
5.   ACTUAL VOTING:
The Excelsior Funds Board of Directors recommends that you vote FOR the proposal as outlined in the proxy statement.
     For the proposal, the valid responses are
          F = For
          A = Against
          B = Abstain
6.   CLOSING:
I have recorded your votes as follows. You have voted all of your shares of the (EXCELSIOR FUND NAME)           . Is that correct? As your voting agent, I will execute a written proxy in accordance with your instructions and forward it onto the (EXCELSIOR FUND NAME). In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason or your vote was recorded incorrectly, please call us at the phone number listed in the letter by no later than 10:00 PM on March 29th. Thank you for your time.
6.   OTHER FAQs —
See Appendix for FAQs. If Shareholder has questions about their account — refer them to their financial institution.

Excelsior Funds
Answering Machine Message
Hello, this is [name] calling from D.F. King & Co., Inc. on behalf of Excelsior Funds. You should have recently received proxy materials in the mail concerning the Special Meeting of Shareholders of Excelsior Funds to be held on March 30, 2007.
Your vote is extremely important, please sign, date and return the proxy card at your earliest convenience in the postage paid envelope provided.
If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.
If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please feel free to call D.F. King & Co., Inc. at 1-888-414-5566 between the hours of 10:00 a.m. and 8:00 p.m., Monday through Friday, or 11:00 a.m. to 6:00 p.m. on Saturday.
Thank you for your consideration.

APPENDIX — FAQs for OUTBOUND Script
There is one proposal on the proxy —
The Board of Directors of Excelsior Funds (“the Funds”) is seeking shareholder approval of new investment advisory agreements with UST Advisers, Inc. (“USTA”) and United States Trust Company, National Association, on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division (“USTNA”). The Board is recommending that shareholders vote FOR the approval of the new investment advisory agreements.
Why are shareholders being asked to approve the new investment advisory agreements?
On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”). The sale of includes all of U.S. Trust’s subsidiaries, including USTA and USTNA.
Under the Investment Company Act of 1940, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA.
Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale and must receive approval of the Board and the shareholders of the Funds. On January 8, 2007, the Board approved the New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed.
What will change as a result of this proxy?
Other than the change in ownership that will occur upon the completion of the Sale, the investment advisory services provided by USTA and USTNA with respect to the Funds, as well as the fees payable to USTA and USTNA by the Funds, are expected to remain unchanged. Bank of America has assured the Board that it does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services provided to the funds under the new investment advisory agreements.
Will the New Advisory Agreements differ substantially from the Current Agreements? No. The New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to USTA and USTNA. If approved by shareholders, the New Advisory Agreements will take effect upon the completion of the Sale, or, if the Sale is not completed, upon the termination of the stock purchase agreement relating to the Sale.
What happens if the proposal is not approved?
In the event the New Advisory Agreement with respect to any Fund is not approved by shareholders of such Fund and the Sale is completed, the Board of such Company will promptly seek to enter into new advisory arrangements for such Fund, subject to any required approval by the shareholders of such Fund.
If the New Advisory Agreement with respect to any Fund is not approved and the Sale is NOT completed, USTA and USTNA will continue to serve as investment advisers to the Fund under the Current Advisory Agreements.